Exhibit 99.1

Partnership Overview NOVEMBER 2018

Legal Disclaimer No Offer or Solicitation This presentation discusses a previously announced proposed business combination transaction between Antero Midstream Partners LP (“Antero Midstream”) and Antero Midstream GP LP (“AMGP”). This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information And Where To Find It In connection with the transaction, AMGP will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, that will include a joint proxy statement of Antero Midstream and AMGP and a prospectus of AMGP. The transaction will be submitted to Antero Midstream unitholders and AMGP shareholders for their consideration. Antero Midstream and AMGP may also file other documents with the SEC regarding the transaction. The definitive joint proxy statement/prospectus will be sent to the shareholders of AMGP and unitholders of Antero Midstream. This presentation is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that AMGP or Antero Midstream may file with the SEC or send to shareholders of AMGP or unitholders of Antero Midstream in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF ANTERO MIDSTREAM AND AMGP ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by AMGP or Antero Midstream through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Antero Midstream will be made available free of charge on Antero Midstream’s website at http://investors.anteromidstream.com/investor-relations/AM, under the heading “SEC Filings,” or by directing a request to Investor Relations, Antero Midstream Partners LP, 1615 Wynkoop Street, Denver, Colorado 75219, Tel. No. (303) 357-7310. Copies of documents filed with the SEC by AMGP will be made available free of charge on AMGP’s website at http://investors.anteromidstreamgp.com/Investor-Relations/AMGP or by directing a request to Investor Relations, Antero Midstream GP LP, 1615 Wynkoop Street, Denver, Colorado 75219, Tel. No. (303) 357-7310. Participants In The Solicitation Antero Resources Corporation (“Antero Resources”), AMGP, Antero Midstream and the directors and executive officers of AMGP’s and Antero Midstream’s respective general partners and of Antero Resources may be deemed to be participants in the solicitation of proxies in respect to the proposed transaction. Information regarding the directors and executive officers of Antero Midstream’s general partner is contained in Antero Midstream’s 2018 Annual Report on Form 10- K filed with the SEC on February 13, 2018, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Antero Midstream’s website at http://www.anteromidstream.com. Information regarding the executive officers and directors of AMGP’s general partner is contained in AMGP’s 2018 Annual Report on Form 10-K filed with the SEC on February 13, 2018 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing AMGP’s website at http://www.anteromidstream.com. Information regarding the executive officers and directors of Antero Resources is contained in Antero Resources’ 2018 Annual Report on Form 10-K filed with the SEC on February 13, 2018 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Antero Resources’ website at http:// www.anteroresources.com. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of this document as described above. 2

Forward Looking Statements This presentation contains forward-looking statements. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Antero Midstream Partners LP, and its subsidiaries (collectively, the “Partnership”) or Antero Midstream GP LP and its subsidiaries other than the Partnership (collectively, “AMGP”) as applicable expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “project,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the timing of the consummation of the transaction, if at all, expectations of plans, strategies, objectives, and anticipated financial and operating results, the Partnership and Antero Resources Corporation (“Antero Resources”). These statements are based on certain assumptions made, the Partnership and Antero Resources based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. The Partnership cautions you that these forward-looking statements are subject to risks and uncertainties that may cause these statements to be inaccurate, and readers are cautioned not to place undue reliance on such statements. These risks include, but are not limited to, the expected timing and likelihood of completion of the transaction, including the ability to obtain requisite regulatory, unitholder and shareholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized, the cost savings, tax benefits and any other synergies from the transaction may not be fully realized or may take longer to realize than expected, Antero Resources’ expected future growth, Antero Resources’ ability to meet its drilling and development plan, commodity price volatility, inflation, environmental risks, drilling and completion and other operating risks, regulatory changes, the uncertainty inherent in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, and the other risks discussed or referenced under the heading “Item 1A. Risk Factors” in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2016 and in the Partnership’s subsequent filings with the SEC. The Partnership’s ability to make future distributions is substantially dependent upon the development and drilling plan of Antero Resources, which itself is substantially dependent upon the review and approval by the board of directors of Antero Resources of its capital budget on an annual basis. In connection with the review and approval of the annual capital budget by the board of directors of Antero Resources, the board of directors will take into consideration many factors, including expected commodity prices and the existing contractual obligations and capital resources and liquidity of Antero Resources at the time. Any forward-looking statement speaks only as of the date on which such statement is made, and neither AMGP or the Partnership undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. This presentation includes certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These measures include (i) Adjusted EBITDA, (ii) Distributable Cash Flow and (iii) Free Cash Flow. Please see the appendix for the definition of each of these measures as well as certain additional information regarding these measures, including the most comparable financial measures calculated in accordance with GAAP. 3

Simplification Transaction Overview 4 AMGP to acquire 100% of outstanding common units of AM, including common units owned by AR Elimination of incentive distribution rights (“IDRs”) and Series B profits interest All-in consideration to AM public unitholders valued at $31.41/unit consisting of 1.635 AMGP shares and $3.415/unit in cash based on 10/8/18 AMGP share price (1.832x equivalent exchange ratio) (1) All-in consideration to AR owned AM units valued at $30.43/unit consisting of 1.6023 AMGP shares and $3.00/unit in cash (1.776x equivalent exchange ratio assuming all equity consideration)(2) Total aggregate cash consideration of $598 MM AM public unitholder consideration represents a 7% premium to the October 8, 2018 close and 19% premium to the unaffected AM unit price prior to the formation of the Special Committees on 2/23/2018 Pro forma entity will convert to a C-corp for tax and governance purposes and will be renamed Antero Midstream Corporation (“New AM”) New AM will trade on the NYSE and will retain the “AM” ticker symbol Streamlined governance and Board of Directors composition with majority of independent directors Taxable to all AM common unitholders and New AM receives the benefit of a tax basis “step-up” Not expected to pay any material federal or state income taxes through at least 2024 PV-10 savings of approximately $800 million to New AM from tax basis step-up New AM dividend targets increase AM unitholders distribution targets through the previously communicated period from 2019 through 2022(2) while maintaining DCF coverage of 1.2x – 1.3x(3) Transaction to be financed through borrowings on New AM’s revolving credit facility AM exercised its accordion feature, increasing borrowing capacity to $2.0 Billion Maintains trajectory towards investment grade credit profile Subject to majority of minority vote at AMGP and AM and expected to close in the first quarter of 2019 Financing Key Deal Terms Taxes On October 9th, Antero Midstream GP LP (“AMGP”) announced that it will acquire Antero Midstream Partners LP (“AM”) to be renamed “Antero Midstream Corporation” (NYSE: AM) or “New AM” Structure Voting & Close Dividends & DCF Coverage Represents exchange ratio assuming 100% equity election (based on 1.635 equity exchange, plus $3.415 cash converted at 20-day AMGP VWAP). Assuming AM unitholders elect 100% equity consideration (based on 1.6023 equity exchange, plus $3.00 cash converted at 20-day AMGP VWAP) . 3) Dividends are subject to Board approval.

Antero Family Simplified Pro Forma Structure 5 Status Quo Structure Simplified Pro Forma Structure Midstream simplification transaction results in one publicly traded midstream infrastructure corporation with no IDRs and AR as its largest shareholder 1) Series B profits interest held by Antero management. 53% Sponsors/ Management Public Public 27% 73% Sponsors/ Management Public 59% 41% 47% 27% 73% 31% Public Public Sponsors/ Management Sponsors/ Management 25% Series B Profits Interest (1) 44% New AM 100% Incentive Distribution Rights (IDRs) 188 MM units 186 MM shares 508 MM shares Antero Midstream NOVEMBER 2018 Presentation

Simplification Transaction Summary 6 1 2 Simplifies midstream structure and aligns all Antero equity holders C-Corp structure without IDRs is the increasingly preferred structure by investors Broadens potential investor base and creates opportunity for inclusion in major equity indices Tax efficient and eliminates ~$375 MM of expected taxes through 2022 Taxable to AM unitholders; however, pro forma entity benefits from tax shield provided by basis step-up resulting in increased pro forma dividends and accretion Mutually beneficial and immediately accretive to both AMGP and AM DCF/Unit AM public unitholders receive up front premium and increased distributions on same growth profile Highest distribution growth among infrastructure C-Corps with DCF coverage of 1.2x – 1.3x Improves cost of capital to pursue additional growth opportunities Elimination of IDRs lowers cost of capital and structure enhances trajectory towards investment grade ratings Enhances governance and shareholder rights Elected Board with C-corp governance and majority of independent directors Cash consideration and free cash flow expected to fully fund AR’s announced buy-back & deleveraging program AR monetization of New AM shares not necessary to achieve AR buy-back and 5-year targets AR will own ~31% of New AM with C-corp governance 3 4 5 6 Antero Midstream NOVEMBER 2018 Presentation

Highest Dividend Growth Among Top 20 Midstream 7 New AM will be a unique midstream vehicle with scale, low leverage and high distribution growth all in a C-corp structure C-CORP Leverage MLP ENBRIDGE ONEOK KINDER MORGAN TRANSCANADA WILLIAMS ANTERO MIDSTREAM * * * * * * * TARGA RESOURCES * * PLAINS ALL AMERICAN * Eliminated IDRs * Source: FactSet. Top 20 midstream companies by market capitalization. Pro forma for announced combination or simplification transactions including Cheniere, Enbridge, Energy Transfer and AMGP/AM. 13 of 20 entities have simplified and 8 of 20 are C-Corps One of only Eight C-corp Midstream Entities with the Highest Distribution Growth and Lowest Leverage * * * Antero Midstream NOVEMBER 2018 Presentation 4.1x 3.3x 4.0x 3.6x 4.3x 3.8x 3.4x 3.7x 3.3x 5.7x 5.4x 5.8x 1.9x 2.9x 3.6x 8.7x 4.5x 4.6x 5.1x 3.1x 1% 3% 3% 3% 3% 5% 5% 6% 6% 7% 7% 8% 8% 10% 10% 11% 11% 12% 22% 27% 0% 5% 10% 15% 20% 25% 30% 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x EnLink Midstream Partners Tallgrass Energy LP Enterprise Products Enable Midstream Targa Resources Andeavor Logistics Western Gas Partners MPLX Magellan Midstream Partners TransCanada Enbridge Energy Transfer Shell Midstream Phillips 66 ONEOK Cheniere Energy Partners Plains All American Pipeline Williams Kinder Morgan Antero Midstream 3 - Year Dividend CAGR (2018 – 2021) Net Debt / Adjusted EBITDA

Yield vs. Growth Correlation Implies Attractive Value 8 Source: FactSet. Prices as of 10/31/2018. Yield vs. Dividend/Distribution Growth (2018 – 2021) New AM dividend targets imply 5.0% yield ($25/share) based on 2018 – 2021 dividend growth of 27% Antero Midstream Corporation’s dividend growth profile supports a premium valuation based on comparable C-corps and entities that eliminated IDRs Valuation (i.e. yield) highly correlated to distribution growth, exhibiting a 0.72 r-squared Antero Midstream NOVEMBER 2018 Presentation EPD CEQP MPLX KMI OKE SEMG TRGP ENB WMB PAGP WPZ ENLC Current AMGP ETE TGE 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Current Yield (%) 2018 - 2021 Distribution CAGR C - Corps and Entities that Eliminated IDRs

Strong, Growing & Supportive Sponsor

Largest Core Liquids-Rich Inventory in Appalachia 10 40% of Core Undrilled Liquids-Rich Locations are Held by Antero Core Liquids-Rich Appalachia Undrilled Locations(1) Note: Core outlines are based upon Antero geologic interpretation, well control, drilling activity, well economics and peer acreage positions; undrilled location count net of acreage allocated to publicly disclosed joint ventures. Rig information per RigData as of 10/31/2018. Peers include Ascent, CHK, CNX, COG, CVX, EQT, GPOR, HG, RRC and SWN. 28 SW Marcellus Rigs 24 Utica Rigs 13 NE Marcellus Rigs 65 Total Rigs 2,234 Locations Antero Midstream Integrated Strategy, Strong Growing & Supportive Sponsor AR 40% A 13% C 13% K 7% D 7% I 7% B 5% H 3% F 3% J 2%

Largest Undrilled Core Drilling Inventory 10,848’ 9,563’ 6,775’ 7,723’ 6,040’ 9,583’ 8,905’ 9,398’ 8,396’ 7,731’ 8,639’ Antero Holds 40% of Core Undrilled Liquids-Rich Locations Largest Inventory in Appalachia Peers include Ascent, CHK, CNX, COG, CVX, EQT, GPOR, HG, RRC and SWN. Based on Antero analysis of undeveloped acreage in the core of the Marcellus and Utica plays. Who Can Consistently Drill Long Laterals? Who Has the Running Room? Undrilled Core Marcellus & Utica Locations(1) Lateral Length: Antero Midstream Integrated Strategy, Strong Growing & Supportive Sponsor 11 3,295 2,333 1,930 1,259 720 714 663 588 583 556 544 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 AR A B C D E F G H I J Undrilled Locations Marcellus & Utica Liquids Rich Locations SW Marcellus & Utica Dry Locations NE Pennsylvania Dry Locations

AR is One of the Largest NGL Producers in the U.S. 12 Top U.S. NGL Producers – 2018 Consensus (MBbl/d) .Brings AM a “seat at the table” for downstream liquids projects as evidenced by the processing & fractionation JV AR’s significant production and underlying liquids-rich resource base Antero Midstream Integrated Strategy, Strong Growing & Supportive Sponsor 116 45 55 65 75 85 95 105 115 125 AR EOG RRC DVN APC COP OXY MRO NBL PXD MBbl/d 2018 Consensus C2+ NGL Production

Outstanding Corporate Level Well Economics Well Economics Support Investment ROR Well in Excess of Cost of Capital Single Well Economics – Excluding Hedges Note: Half cycle ROR burdened with 60% of AM fees to give credit for AM ownership/distributions and firm transportation variable fees. Full cycle ROR burdened with G&A, allocated land costs, 100% of AM fees and full FT costs. See Appendix for detailed assumptions for full cycle and half cycle single well economics; WACC calculated using CAPM. 13 Antero Midstream Integrated Strategy, Strong Growing & Supportive Sponsor 33% - 37% Corporate Level ROR 2018 & 2019 Full Cycle Returns Assumes 6/30/2018 Strip & Excludes Hedging Impact AR WACC 8% Strip Pricing AR Cash Cost Returns 93% to 102% AR Corporate Level Returns 33% to 37% $70 Oil 0% 20% 40% 60% 80% 100% 120% 2018 Completion Program 2019 Completion Program Full Cycle ROR at $70/Bbl Half Cycle ROR at $70/Bbl Full Cycle ROR Half Cycle ROR

ARs Lower Capital & Higher Liquids  Free Cash Flow $60 Oil / $2.85 Gas Case Stand-Alone E&P Free Cash Flow Outspend Strip Pricing at 12/31/17 (Base Case) D&C Capital Investment Fully Funded with Cash Flow Note: See definitions for free cash flow and assumptions behind long-term targets in Appendix; free cash flow definition includes $200MM maintenance land spending, but excludes $300MM discretionary land spending. Over $1.6B of Targeted Free Cash Flow from 2018 to 2022 at Strip Pricing Including Maintenance Land Capital Expenditures $50 Oil / $2.85 Gas Case $2.8B $1.0B $1.6B We Are Here Transitioning From Outspend to Free Cash Flow 5-Year Cumulative Free Cash Flow Stand-Alone Free Cash Flow: 14 Antero Midstream Integrated Strategy, Strong Growing & Supportive Sponsor ($1,500) ($1,000) ($500) $0 $500 $1,000 $1,500 2014A 2015A 2016A 2017A 2018 Guidance 2019 Target 2020 Target 2021 Target 2022 Target

Cash Flow Growth  Deleveraging Profile 23% Debt-Adjusted Production CAGR Generates Free Cash Flow Balance Sheet Deleveraging & Optionality Note: See Appendix for key definitions and assumptions. Stand-alone financial leverage is calculated by dividing year-end stand-alone debt by last twelve months stand-alone EBITDAX. Note all free cash flow after land spending is assumed to be used for debt reduction. Leverage targets inclusive of $500 MM of maintenance and discretionary land capex from 2018 - 2022 Deleveraging Supported By: 2.4 Tcfe Hedge Position 4.7 Bcf/d FT Portfolio $1.4B of Targeted AM Distributions 3Q 2018 Leverage: 2.5x 15 S&P Upgrade to BB+ Moody’s Ba2 Outlook “Positive” BBB- Rating Fitch Recently Initiated Ratings on AR at Investment Grade Antero Midstream Integrated Strategy, Strong Growing & Supportive Sponsor 3.9x 3.6x 2.8x 2.9x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x 2014A 2015A 2016A 2017A 2018 Guidance 2019 Target 2020 Target 2021 Target 2022 Target Stand - Alone Financial Leverage 12/31/17 Strip Pricing (Base Case) $60 Oil / $2.85 Gas $50 Oil / $2.85 Gas

Premier Integrated Appalachian Midstream Assets

Antero Midstream At A Glance – Status Quo 17 Market Cap ....... Enterprise Value ......... . LTM Adjusted EBITDA(1) .. % Gathering/Compression % Water .. .. .. .. .. Net Debt/LTM EBITDA .... Corporate Debt Rating . $5.6B $7.1B $665 MM 65% 35% 2.3x Ba2 / BB+ /BBB- Note: Equity market data as of 10/31/2018. Balance sheet data as of 9/30/2018. LTM Adjusted EBITDA as of 9/30/18. Adjusted EBITDA is a non-GAAP measure. For additional information regarding this measure, please see “Antero Midstream Non-GAAP Measures” in the Appendix. Antero Midstream NOVEMBER 2018 Presentation AM Highlights AMGP Highlights Market Cap ....... Net Debt/LTM EBITDA... . $3.0B – Antero Midstream Utica Assets Antero Midstream Marcellus Assets Compressor Station: In Service Antero Clearwater Facility Processing Facility Compressor Station: 2018 Gathering Pipeline Fresh Water Pipeline Stonewall Pipeline Sherwood Processing Facility – 1.8 Bcf/d Existing Capacity Antero Clearwater Treatment Facility 60,000 Bbl/d Capacity Stonewall JV Pipeline New Smithburg JV Processing Facility – Civil Work Under Way

Antero Midstream’s Premier Asset Footprint Gathering and Compression Fresh Water Delivery Wastewater Handling and Treatment Processing and Fractionation Antero Midstream provides a customized full value chain midstream solution in the lowest cost natural gas and liquids basins: the Marcellus and Utica Shale Integrated system in the core of the Marcellus and Utica Shales delivering wellhead gas directly to key processing plants and long haul pipelines Joint Venture with MPLX (NYSE: MPLX) aligns the largest liquids-rich resource base with the dominant processing and fractionation footprint in Appalachia Largest freshwater delivery system in Appalachia that has a 100% track record of timely fresh water deliveries to AR’s completions Largest wastewater treatment facility in the world for shale oil and gas operations Premier integrated Appalachian midstream assets 18

High Growth Midstream Throughput 19 49% CAGR Low Pressure Gathering (MMcf/d) Compression (MMcf/d) Gas Processing (MMcf/d) Fresh Water Delivery (MBbl/d) 126% CAGR 32% CAGR AM high growth throughput driven by AR development plan and resource base 65% YoY Note: CAGRs represent 2014-2017 growth period where applicable. N/A Antero Midstream NOVEMBER 2018 Presentation 498 1,016 1,403 1,660 2,165 - 500 1,000 1,500 2,000 2,500 2014A 2015A 2016A 2017A 3Q 2018 104 432 741 1,196 1,756 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2014A 2015A 2016A 2017A 3Q 2018 216 368 425 571 606 0 100 200 300 400 500 600 700 1Q 2017 2Q 2017 3Q 2017 4Q 2017 2Q 2018 3Q 2018 N/A 96 123 153 195 - 50 100 150 200 250 2014A 2015A 2016A 2017A 3Q 2018

Driving Northeast Value Chain Buildout 20 ~$1.9B Organic Project Backlog ~$800MM JV Project Backlog FRESH WATER Delivery(1) Treatment(1) WASTE WATER Services(1) PRODUCED WATER WELL PAD LOW PRESSURE GATHERING HIGH PRESSURE GATHERING COMPRESSION GAS PROCESSING (50% INTEREST) REGIONAL GATHERING PIPELINE (15% INTEREST) FRACTIONATION TERMINALS & STORAGE Y-GRADE PIPELINE (ETHANE, PROPANE, BUTANE) NGL PRODUCT PIPELINES LONG HAUL PIPELINE INTERCONNECT END USERS PDH PLANT ~$1.0B Downstream Investment Opportunity Set Note: Third party logos denote company operator of respective asset. AM Assets AM/MPLX JV Assets Potential AM Opportunities Upstream Downstream 5-year identified project inventory of $2.7B plus an additional ~$1.0B of potential downstream opportunities Premier integrated Appalachian midstream assets

Gathering and Compression Asset Overview Asset Strategy Historical Compression Utilization “Just-in-time” capital investment philosophy appropriately sizing infrastructure buildout for visible production growth from AR Eliminate “gas waiting on pipe” Target high asset utilization rates and continued focus on expense reduction strategies 100% fixed fee revenues & MVC’s Significant long-term volumetric visibility from AR supports efficient gathering and compression infrastructure buildout and attractive project returns 2018 & 2019 Gathering & Compression Projects MMcf/d Compressor Station Location Capacity (MMcf/d) In-Service Madison Utica 200 1Q18 South Canton Marcellus 240 1Q18 Wick Expansion Marcellus 80 3Q18 East Mountain Marcellus 240 4Q18 Ferrell Marcellus 160 1Q19 Ferrell Expansion Marcellus 80 3Q19 Morris Marcellus 160 4Q19 Total 1,160 Premier integrated Appalachian midstream assets 21 Gathering Pipelines Miles Size (Inch) In-Service Rich Gas “West End Loop” 15 30 3Q18 East Mountain LP Trunkline 10 20 4Q18 Tyler/Wetzel Connector 15 30 3Q19 Tyler/Wetzel LP Gathering 15 20 Ongoing 73% 92% 87% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% - 200 400 600 800 1,000 1,200 1,400 1,600 2015 2016 2017 Avg. Capacity Volumes % Utilization

New Joint Venture Processing Site 22 ROVER MXP EQT TCO STONEWALL DOMINION To Chicago Markets To Northeast Markets To Atlantic Markets To Gulf Coast Markets Smithburg Complex Sherwood Complex Northeast Processing & Fractionation New Processing Site AM and MPLX are beginning civil construction on a new JV processing site named “Smithburg” in Doddridge County, WV Strategically located 2.5 miles west of Sherwood with interconnectivity Site layout for 6 plants with 1.2 Bcf/d of processing capacity Integrated with MPLX’s dominant NGL infrastructure footprint Connects to major long-haul pipelines including Rover, MXP, TCO, Stonewall, and local firm transportation 2.5 Miles Premier integrated Appalachian midstream assets

Processing and Fractionation Asset Overview 23 Asset Strategy 2018 Processing and Fractionation Projects Support rich-gas and C3+ NGL volume growth at AR, investing “Just-in-time” capital along side MPLX By year-end 2018, Sherwood is expected to be the largest processing facility in the U.S 100% fixed-fee supported by MVC’s JV Processing Capacity (Bcf/d) Joint Venture aligns the largest core liquids-rich resource base with largest processing and fractionation footprint in Appalachia JV Fractionation Capacity (MBbl/d) +1.8 Bcf/d +40 Mbbl/d Premier integrated Appalachian midstream assets Growth Projects Capacity (MMcf/d) In-Service Sherwood 9 Processing Plant 200 1Q18 Sherwood 10 Processing Plant 200 4Q18 Sherwood 11 Processing Plant 200 4Q18 Hopedale 4 Fractionator (MBbl/d) 60,000 4Q18 Sherwood 12 Processing Plant 200 2Q19 Sherwood 13 Processing Plant 200 3Q19 Note: JV owns a 1/3 interest in Hopedale 4 Fractionator, or 20,000 Bbl/d net capacity. 400 1,000 2,200 - 500 1,000 1,500 2,000 2,500 YE 2017 YE 2018 Full Buildout (YE 2021) 20 40 60 - 10 20 30 40 50 60 70 YE 2017 YE 2018 Full Buildout (YE 2021)

Freshwater Delivery Asset Overview 24 Asset Strategy Water Per Foot Used in Completions Due to the reliability of AM’s buried fresh water pipeline system, AM has a 100% track record of timely fresh water deliveries to AR’s completions 2018 & 2019 Fresh Water Projects Provide timely service to allow AR to maintain its development pace and flexibility Reduce footprint (eliminated >620,000 truck trips and 42,000 tons of CO2 emissions in 2017 alone) 100% fixed fee with MVC’s AM’s firm water service at the pad saves AR an estimated $0.50 per barrel for fresh water Growth Projects Miles/ Capacity In-Service Heaster to Pioneer Buried Line 4 miles 3Q18 Pioneer to Lancaster Buried Line 6 miles 3Q19 Ohio River to Pioneer Buried Line 10 miles 4Q19 Lancaster Fresh Water Impoundment 316,000 Bbls 3Q19 Ohio River Withdrawal Facility 80 Bbl/Min 4Q19 Tyler/Wetzel Surface Line Connects - Ongoing Premier integrated Appalachian midstream assets Wells Serviced by Fresh Water System 12,600 12,800 12,200 10,400 10,000 Average Lateral Length (Feet) Wells Serviced by Freshwater System (Low End) Wells Serviced by Freshwater System (High End) 33 41 45 34 37 44 25 30 35 40 45 50 2015A 2016A 2017A Barrels of Water per Foot Marcellus Utica 124 131 142 150 160 150 160 170 160 170 160 170 180 0 50 100 150 200 250 2015A 2016A 2017A 2018E 2019E 2020E 2021E 2022E Wells Serviced by Freshwater System

Antero Clearwater Facility Asset Overview 25 Asset Strategy Clearwater Facility Details Midstream Services Provided The Antero Clearwater Facility is the largest advanced wastewater treatment facility in the world for shale oil and gas operations Currently treating ~20-25 MBbl/d (4Q18) 60,000 Bbl/d of capacity $55 - $65MM of Adjusted EBITDA at 100% utilization Marketable by-products used in oil and gas operations “Wastewater” (Produced & Flowback) Wastewater Treatment at Clearwater Pipeline to Fresh Water System Veolia built and will operate, and Antero will fund and own the Clearwater facility Treat and recycle AR produced and flowback water and deliver it into fresh water system, creating additional year-round water source for completions Target third party business until AR volumes utilize 100% of capacity Treatment Capacity & Volumes Capacity for 3rd Party Business Premier integrated Appalachian midstream assets - 20,000 40,000 60,000 80,000 100,000 120,000 Antero Clearwater Advanced Wastewater Treatment Capacity (Bbl/d) Produced/Flowback Volumes (Bbl/d)

5-year Organic Project Backlog: 2018 - 2022 26 Marcellus Ohio Utica Compression Processing & Fractionation JV Low Pressure Gathering High Pressure Gathering Fresh Water $2.7B Project Backlog – By Area $2.7B Project Backlog – By Function 5-year identified project inventory of $2.7B “High-graded” organic project backlog of $2.7B from 2018 - 2022 Primary focus on rich gas Marcellus infrastructure Organic Project Backlog with Peer-Leading Returns Note: Processing and fractionation JV includes $200MM of capital incremental to original $800MM investment for additional processing facilities constructed in the 5-year plan. $2,250 83% $450 17% $475 17% $775 29% $325 12% $325 12% $800 30%

Antero Midstream Return on Invested Capital 27 AM Return on Invested Capital (ROIC) 2017 ROIC of 15% in only fourth year of AM operations Future organic growth capital leverages existing trunklines and major gathering arteries Increasing Capital Efficiencies Actual Consensus Source: Factset consensus estimates. See appendix for ROIC calculation Fewer pads to service reduces capital with same throughput Return on invested capital is a non-GAAP measure. For additional information regarding this measure, please see “Antero Midstream Non-GAAP Measures” in the Appendix. Premier integrated Appalachian midstream assets 12% 9% 13% 15% 0% 5% 10% 15% 20% 25% 2014A 2015A 2016A 2017A 2018E 2019E 2020E

Long-Term Distribution and Coverage Targets 28 Distribution Guidance (Mid-point) Long-Term Distribution Targets and DCF Coverage Unchanged capital investment philosophy with disciplined financial policies result in ability to target peer-leading distribution growth through 2022 Distribution Target (Mid-point) DCF Coverage Targets 28% - 30% CAGR 20% Annual Note: Implied yield based on AM unit price as of 10/31/18. Implied Yield 9.4% 5.8% AM: Peer Leading Distribution Growth and Coverage $1.03 $1.33 $1.72 $2.21 $2.85 $3.42 $4.10 1.8x 1.4x 1.3x 0.0x 0.2x 0.4x 0.6x 0.8x 1.0x 1.2x 1.4x 1.6x 1.8x 2.0x $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2016A 2017A 2018 Guidance 2019 Target 2020 Target 2021 Target 2022 Target DCF Coverage Ratio Distribution Per Unit

Financial Policy Overview – Status Quo AM 5-Year Outlook: Leveraging Existing Core Asset Base 29 Maintain conservative leverage profile between 2.0x – 2.5x net debt to LTM Adjusted EBITDA With ability to flex up to 3.0x on a short-term basis for accretive transactions Target distribution coverage average of 1.25x through 2020 and >1.1x thereafter to preserve financial flexibility Organic growth will be the primary focus and 3rd party business / acquisitions will be opportunistic and dependent on Antero Midstream’s visibility of throughput volumes Fund organic growth plan with cash flow and credit facility borrowings Availability to utilize at-the-market equity issuance program to fund accretive acquisitions and growth opportunities Maintain sufficient liquidity position to fund organic growth opportunities Prudent Leverage Strong DCF Coverage Fund with Cash Flow Liquidity

Well Positioned Midstream Family 30 Relentless focus on returns Project level returns averaging 25% 15% to 20% corporate return on invested capital AM’s organic growth model requires no acquisitions, no drop downs, no new equity Visibility to provide distribution growth targets through 2022 for AM and AMGP Sustainable cash flow growth Targeting 5-year free cash flow before distributions of $2.4 billion Self-funding MLP with top-tier distribution growth, low leverage, and free cash flow generation Free Cash Flow is a non-GAAP measure. For additional information regarding this measure, please see “Antero Midstream Non-GAAP Measures” in the Appendix. 1. AR targeting free cash flow in 4Q18. Longer lateral development plan reduces AM 5-year capex by $500 MM with same throughput Elite sponsor (AR) with scale, growth, declining leverage (Ba2/BB+/BBB-) and free cash flow(1) Antero Midstream NOVEMBER 2018 Presentation

AMGP Overview: Unmatched Yield Growth

Long-Term Distribution Targets 32 AMGP Long-Term Distribution Targets (Midpoint) As a result of AM targeting 20% distribution growth in 2021 and 2022, AMGP is targeting distribution growth of 29% and 27% in 2021 and 2022 Note: Represents midpoint of target range. 2018 growth based on full year 2017 distribution of $0.205/share. Based on AMGP Share price as of 10/31/18. 3.6% 8.3% Amgp: Unmatched Yield growth $0.54 $0.88 $1.34 $1.73 $2.20 64% 53% 29% 27% 0% 10% 20% 30% 40% 50% 60% 70% $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2018 Guidance 2019 Target 2020 Target 2021 Target 2022 Target AMGP Distributions Per Share Year-over-Year Distribution Growth 163%

AMGP Leads the Pack 33 AMGP is in it’s early stage IDR growth phase AR’s visible and de-risked development plan AM’s organic growth strategy results in peer-leading LP distribution growth Debt-free unlevered balance sheet General Partner with unmatched yield growth 100% “Pure Play” IDR Vehicle Amgp: Unmatched Yield growth

Appendix

Guidance Summary - 2018 35 Guidance 2018 Guidance Net Income ($MM) $435 - $480 Adjusted EBITDA ($MM) $705 - $755 DCF ($MM) $575 - $625 Distribution Growth 28 – 30% DCF Coverage 1.25x - 1.35x Maintenance Capex ($MM) $65 Growth Capex ($MM) $585 Total Capex ($MM) $650 APPENDIX 2018 Guidance Adjusted EBITDA and Distributable Cash Flow are non-GAAP measures. For additional information regarding these measures, please see “Antero Midstream Non-GAAP Measures” in the Appendix.

Capital and EBITDA Contribution - 2018 36 Capital Expenditures ($MM) Adjusted EBITDA ($MM) Processing & Fractionation JV Gathering & Compression Water Gathering & Compression Water Processing & Fractionation JV Capital Budget: $650MM Adjusted EBITDA Guidance: $705- 755MM 2018 organic capital budget fully funded with retained cash flow and credit facility borrowings, no need for equity financing Stonewall Pipeline APPENDIX 5-Year Outlook: Leveraging Existing Core Asset Base $385 59% $50 8% $215 33% 60% 33% 5% 2%

9/30/2018 Debt Maturity Profile Liquidity & Debt Term Structure AM Credit Facility AM Senior Notes Credit facility for AM extended its average debt maturity out to 2023 37 Antero Midstream: Liquidity and Balance Sheet No maturities until 2022 $650 $875 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2017 2018 2019 2020 2021 2022 2023 2024 2025

Organic Growth Drives Attractive Rates of Return 38 AM Organic EBITDA Buildout Multiples Drop Down Median: 8.8x AM Organic Investment to EBITDA Multiple 38% Decrease $3.1B invested through 9/30/17 on midstream infrastructure AM Builds at 3x to 6x EBITDA vs. Other MLPs that Drop Down/Buy at 8x to 12x+ EBITDA See appendix for organic EBITDA buildout multiple calculation. Dropdown multiple based on drop-down transactions from 2012 – 2017. per Wall Street research. Organic Project Backlog with Peer-Leading Returns 6.9x 6.1x 4.5x 4.4x 4.3x 8.8x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 2014A 2015A 2016A 2017A 2018E Drop Down

Antero Midstream Project Economics 39 AM Project Economics by Investment “Just-in-time” capital investment philosophy drives attractive project IRR’s 17% 12% 29% 12% - 30% % of 5-year Organic Project Backlog Weighted Avg: 25% IRR Organic Project Backlog with Peer-Leading Returns 30% 18% 15% 30% 15% 15% 40% 28% 25% 40% 25% 18% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% LP Gathering HP Gathering Compression Fresh Water Delivery Advanced Wastewater Treatment Processing/ Fractionation Internal Rate of Return

AR Development Focused on AM Dedicated Acreage 40 AR Net Production vs. AM Throughput AR Production Growth Targets Attractive E&P economics on liquids-rich acreage dedicated to AM AM throughput growth higher than AR net production growth 5-year development plan focused on AM dedicated acreage AM Throughput Growth APPENDIX 5-Year Outlook: Leveraging Existing Core Asset Base 24% 22% 20% 38% 34% 0% 5% 10% 15% 20% 25% 30% 35% 40% 0.0 1.0 2.0 3.0 4.0 5.0 6.0 2016 2017 2018 2019 2020 2021 2022 AR Net Production (Bcfe/d) AR Net Production YoY Growth AM LP Gathering YoY Growth

Advanced Completions Utilize More Water 41 Water Per Foot Used in Completions (Bbl/ft) Budget Plan: 2,000 lb/ft completions Vintage 1,000 – 1,500 lb/ft proppant completions use 33-34 Bbl/ft of water AR applies 2,000-2,500 lb/ft completions in 2017 utilizing 25% more water vs. vintage Budget plan assumes 2,000 lb/ft completions APPENDIX 5-Year Outlook: Leveraging Existing Core Asset Base 33 41 45 44 34 37 44 38 25 30 35 40 45 50 2015A 2016A 2017A 2018 - 2022 Target Barrels of Water per Foot Marcellus Utica

Fresh Water Delivery Volume Growth 42 Wells Serviced by Fresh Water Delivery System and Lateral Length 10,000 10,400 12,200 12,800 12,600 Average Lateral Length Wells Serviced by Freshwater System (Low End) Water Volume Growth: Barrels of Water Per Foot Average Lateral Length Wells Serviced by Water System 9,300 9,100 8,600 Wells Serviced by Freshwater System (High End) Note: Lateral lengths based on wells serviced by freshwater system and vary slightly vs. AR completions due to timing lag of wells serviced by system vs. tied-in line APPENDIX 5-Year Outlook: Leveraging Existing Core Asset Base 124 131 145 150 160 150 160 170 155 160 170 160 170 180 0 50 100 150 200 250 2015A 2016A 2017E 2018E 2019E 2020E 2021E 2022E Wells Serviced by Freshwater System

Focus on Operating Expense Reduction Since IPO 43 Compression Opex ($/Mcf) Fresh Water Delivery ($/Bbl) 48% 36% Gathering Opex ($/Mcf) Waste Water ($/Bbl) 45% N/A N/A Estimated Waste Water (High End ) Estimated Waste Water (Low End ) APPENDIX 5-Year Outlook: Leveraging Existing Core Asset Base $0.13 $0.07 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 2014 2017 2018 - 2022 $0.70 $0.45 $0.00 $0.20 $0.40 $0.60 $0.80 2014 2017 2018 - 2022 $0.02 $0.01 $0.00 $0.01 $0.02 $0.03 2014 2017 2018 - 2022 $0.00 $0.50 $1.00 $1.50 $2.00 2014 2017 2018 - 2022

Maintenance Capital Methodology APPENDIX 44 Maintenance Capital Calculation Methodology – Low Pressure Gathering Estimate the number of new well connections needed during the forecast period in order to offset the natural production decline and maintain the average throughput volume on our system over the LTM period (1) Compare this number of well connections to the total number of well connections estimated to be made during such period, and (2) Designate an equal percentage of our estimated low pressure gathering capital expenditures as maintenance capital expenditures Maintenance capital expenditures are cash expenditures (including expenditures for the construction or development of new capital assets or the replacement, improvement or expansion of existing capital assets) made to maintain, over the long term, our operating capacity or revenue Illustrative Example LTM Forecast Period Decline of LTM average throughput to be replaced with production volume from new well connections Maintenance Capital Calculation Methodology – Fresh Water Distribution Estimate the number of wells to which we would need to distribute fresh water during the forecast period in order to maintain the average fresh water throughput volume on our system over the LTM period (1) Compare this number of wells to the total number of new wells to which we expect to distribute fresh water during such period, and (2) Designate an equal percentage of our estimated water line capital expenditures as maintenance capital expenditures LTM Production NTM Production Forecast Average LTM Production

Antero Midstream Non-GAAP Measures APPENDIX 45 Non-GAAP Financial Measures and Definitions Antero Midstream views Adjusted EBITDA as an important indicator of the Partnership’s performance. Antero Midstream defines Adjusted EBITDA as Net Income before interest expense, depreciation expense, impairment expense, accretion of contingent acquisition consideration, equity-based compensation expense, excluding equity in earnings of unconsolidated affiliates and including cash distributions from unconsolidated affiliates. Antero Midstream uses Adjusted EBITDA to assess: the financial performance of the Partnership’s assets, without regard to financing methods in the case of Adjusted EBITDA, capital structure or historical cost basis; its operating performance and return on capital as compared to other publicly traded partnerships in the midstream energy sector, without regard to financing or capital structure; and the viability of acquisitions and other capital expenditure projects. The Partnership defines Distributable Cash Flow as Adjusted EBITDA less interest paid, income tax withholding payments and cash reserved for payments of income tax withholding upon vesting of equity-based compensation awards, cash reserved for bond interest and ongoing maintenance capital expenditures paid. Antero Midstream uses Distributable Cash Flow as a performance metric to compare the cash generating performance of the Partnership from period to period and to compare the cash generating performance for specific periods to the cash distributions (if any) that are expected to be paid to unitholders. Distributable Cash Flow does not reflect changes in working capital balances. The Partnership defines Free Cash Flow as cash flow from operating activities before changes in working capital less capital expenditures. Management believes that Free Cash Flow is a useful indicator of the Partnership’s ability to internally fund infrastructure investments, service or incur additional debt, and assess the company’s financial performance and its ability to generate excess cash from its operations. Management believes that changes in operating assets and liabilities relate to the timing of cash receipts and disbursements and therefore may not relate to the period in which the operating activities occurred. The Partnership defines Return on Invested Capital as net income plus interest expense divided by average total liabilities and partners’ capital, excluding current liabilities. Management believes that Return on Invested Capital is a useful indicator of the Partnership’s return on its infrastructure investments. The Partnership defines Adjusted Operating Cash Flow as net cash provided by operating activities before changes in current assets and liabilities. See “Non-GAAP Measures” for additional detail.

Antero Midstream Non-GAAP Measures APPENDIX 46 The GAAP financial measure nearest to Adjusted Operating Cash Flow is cash flow from operating activities as reported in Antero Midstream’s consolidated financial statements. Management believes that Adjusted Operating Cash Flow is a useful indicator of the company’s ability to internally fund its activities and to service or incur additional debt. Management believes that changes in current assets and liabilities, which are excluded from the calculation of these measures, relate to the timing of cash receipts and disbursements and therefore may not relate to the period in which the operating activities occurred and generally do not have a material impact on the ability of the company to fund its operations. Management believes that Free Cash Flow is a useful measure for assessing the company’s financial performance and measuring its ability to generate excess cash from its operations. There are significant limitations to using Adjusted Operating Cash Flow and Free Cash Flow as measures of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect the company’s net income, the lack of comparability of results of operations of different companies and the different methods of calculating Adjusted Operating Cash Flow reported by different companies. Adjusted Operating Cash Flow does not represent funds available for discretionary use because those funds may be required for debt service, capital expenditures, working capital, income taxes, and other commitments and obligations. Antero Midstream has not included reconciliations of Adjusted Operating Cash Flow and Free Cash Flow to their nearest GAAP financial measures for 2018 because it would be impractical to forecast changes in current assets and liabilities. Antero Midstream is able to forecast capital expenditures, which is a reconciling item between Free Cash Flow and its most comparable GAAP financial measure. For the 2018 to 2022 period, Antero forecasts cumulative capital expenditures of $2.7 billion. Antero Resources non-GAAP measures and definitions are included in the Antero Resources analyst day presentation, which can be found on www.anteroresources.com.

Antero Midstream Non-GAAP Measures APPENDIX 47 Adjusted EBITDA and Distributable Cash Flow are non-GAAP financial measures. The GAAP measure most directly comparable to Adjusted EBITDA and Distributable Cash Flow is Net Income. The non-GAAP financial measures of Adjusted EBITDA and Distributable Cash Flow should not be considered as alternatives to the GAAP measure of Net Income. Adjusted EBITDA and Distributable Cash Flow are not presentations made in accordance with GAAP and have important limitations as an analytical tool because they include some, but not all, items that affect Net Income and Adjusted EBITDA. You should not consider Adjusted EBITDA and Distributable Cash Flow in isolation or as a substitute for analyses of results as reported under GAAP. Antero Midstream’s definition of Adjusted EBITDA and Distributable Cash Flow may not be comparable to similarly titled measures of other partnerships . Antero Midstream has not included a reconciliation of Adjusted EBITDA and Distributable Cash Flow to their nearest GAAP financial measure for 2018 because it cannot do so without unreasonable effort and any attempt to do so would be inherently imprecise. Antero Midstream is able to forecast the following reconciling items between Adjusted EBITDA and Distributable Cash Flow and net income (in thousands): The Partnership cannot forecast interest expense due to the timing and uncertainty of debt issuances and associated interest rates. Additionally, Antero Midstream cannot reasonably forecast impairment expense as the impairment is driven by a number of factors that will be determined in the future and are beyond Antero Midstream’s control currently. T welve months ended December 31 , 2018 Low High Depreciation expense ................................ ................................ ........................... $ 160,000 — $ 170,000 Equity based compensation expense ................................ ................................ ... 25,000 — 35,000 Accretion of contingent acquisition consideration ................................ .............. 15,000 — 20,000 Equity in earnings of unconsolidated affiliates ................................ .................... 30,00 0 — 40,000 Distributions from unconsolidated affiliates ................................ ........................ 40,000 — 50,000

Antero Midstream Non-GAAP Measures 48 The following table reconciles net income to Adjusted EBITDA for the twelve months ended September 30, 2018 as used in this presentation (in thousands): The following table reconciles consolidated total debt to consolidated net debt (“Net Debt”) as used in this presentation (in thousands): September 30, 2018 Bank credit facility $ 875,000 5.375% AM senior notes due 2024 650,000 Net unamortized debt issuance costs (8,146) Consolidated total debt $ 1,516,854 Cash and cash equivalents — Consolidated net debt $ 1,516,854 Twelve Months Ended September 30, 2018 Net income $ 401,491 Interest expense 53,307 Impairment of property and equipment expense 29,202 Depreciation expense 138,279 Accretion of contingent acquisition consideration 15,644 Accretion of asset retirement obligations 101 Equity-based compensation 23,453 Equity in earnings of unconsolidated affiliate (35,139) Distributions from unconsolidated affiliates 39,735 Gain on sale of asset – Antero Resources (583) Adjusted EBITDA $ 665,490

Antero Midstream Non-GAAP Measures 49 The following table reconciles net income to Adjusted EBITDA for the years ended December 31 as used in this presentation (in thousands):